UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011
Athersys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33876	20-4864095

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2011, at the Annual Meeting of Stockholders of Athersys, Inc. (the “Company”), the Company’s stockholders approved and adopted the Athersys, Inc. 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011) (the “Plan”). The Plan, as amended and restated, among other things, increases the aggregate number of shares of the Company’s common stock available for issuance under the Plan from 3,035,000 shares to 4,035,000 shares and changes the definition of the term “Change in Control” under the Plan to decrease the percentage of shares whose acquisition constitutes a Change in Control in certain circumstances from 50% to 35%. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 16, 2011. Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders.
Proposal One — Election of Directors.
All nominees for election to the Company’s Board of Directors named in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2011 were elected, each to a one-year term, with the following votes:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Gil Van Bokkelen	8,252,861	68,285	10,875,857
John J. Harrington	8,107,962	213,184	10,875,857
George M. Milne, Jr.	8,250,854	70,292	10,875,857
Lee E. Babiss	7,887,183	433,963	10,875,857
Ismail Kola	8,221,046	100,100	10,875,857
Lorin J. Randall	8,099,979	221,167	10,875,857
Jack L. Wyszomierski	8,215,346	105,800	10,875,857
Proposal Two — Ratification of the Appointment of the Company’s Independent Auditors.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 with the following votes:

For	Against	Abstain
18,984,800	198,089	14,114
Proposal Three — Approval of the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011).
The Company’s stockholders approved the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011) with the following votes:

For	Against	Abstain	Broker Non-Votes
8,042,663	231,725	46,758	10,875,857

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1	Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHERSYS, INC.
Date: June 20, 2011	By:	/s/ Laura K. Campbell
		Name:	Laura K. Campbell
		Title:	Vice President of Finance

Exhibit Index

Exhibit
Number	Description

10.1	Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 16, 2011)

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